SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2003

MPW INDUSTRIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation)	0-23335 (Commission File Number)	31-1567260 (IRS Employer Identification No.)

9711 Lancaster Road, S.E., Hebron, Ohio (Address of principal executive offices)	43025 (Zip Code)

Registrant’s telephone number, including area code (740) 927-8790

Item 7.	Financial Statements and Exhibits

(a) None required.

(b) None required.

(c) Exhibits.

99.1	Press Release issued September 29, 2003 containing information regarding the Registrant’s results of operations for the quarter and year ended June 30, 2003.

Item 12.	Results of Operations and Financial Condition

On September 29, 2003, MPW Industrial Services Group, Inc. issued a press release reporting its results of operations for the quarter and year ended June 30, 2003. The press release is attached to this report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPW INDUSTRIAL SERVICES GROUP, INC.

Date: October 3, 2003	By:	/s/ ROBERT VALENTINE

Robert Valentine Vice President, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued September 29, 2003